UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 24, 2009 (November 23, 2009)

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreements with Santa Barbara Bank & Trust

On November 23, 2009, (i) Jackson Hewitt Inc. (“JHI”) a subsidiary of Jackson Hewitt Tax Service Inc. (the “Company”), entered into Amendment No. 1 (the “SBBT Program Agreement Amendment”) to the Amended and Restated Program Agreement, dated September 21, 2007 (the “SBBT Amended and Restated Program Agreement”) with Santa Barbara Bank & Trust (“SBBT”), a division of Pacific Capital Bank, N.A., and (ii) Jackson Hewitt Technology Services LLC (“JHTSL”), a subsidiary of the Company, entered into Amendment No. 1 (the “SBBT Technology Services Agreement Amendment” and, together with the SBBT Program Agreement Amendment, the “SBBT Amendments”) to the Amended and Restated Technology Services Agreement, dated September 21, 2007 (the “SBBT Amended and Restated Technology Services Agreement”) with SBBT. The primary purposes of the SBBT Amendments are to establish the number of Jackson Hewitt Tax Service locations during the 2010 tax season in which SBBT will offer, process and administer certain financial products, including refund anticipation loans (“RALs”), to Jackson Hewitt Tax Service customers and the fees to be paid by SBBT to the Company for the 2010 tax season.

The SBBT Amended and Restated Program Agreement and the SBBT Amended and Restated Technology Services Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 21, 2007, and such descriptions are hereby incorporated by reference.

Agreements with Republic Bank & Trust Company

On November 23, 2009, (i) JHI entered into the Second Amendment (the “Republic Program Agreement Amendment”) to the Program Agreement, dated September 19, 2007 (the “Republic Program Agreement”) with Republic Bank & Trust Company (“Republic”), and (ii) JHTSL, a subsidiary of the Company, entered into the Second Amendment (the “Republic Technology Services Agreement Amendment” and, together with the Republic Program Agreement Amendment, the “Republic Amendments”) to the Technology Services Agreement, dated September 19, 2007 (the “Republic Technology Services Agreement”) with Republic. The primary purposes of the Republic Amendments are to establish the number of Jackson Hewitt Tax Service locations during the 2010 tax season in which Republic will offer, process and administer certain financial products, including RALs, to Jackson Hewitt Tax Service customers and the fees to be paid by Republic to the Company for the 2010 tax season. The Republic Agreements provide Republic with the right to withhold certain monies otherwise payable by Republic to JHI or JHTSL in the event that Republic fails to attain a minimum number of financial products, Republic experiences a RAL delinquency in excess of a designated level or if Republic incurs costs in connection with JHI’s, JHTSL’s or any operator’s failure to maintain compliance with Republic’s policies and procedures.

The Republic Program Agreement and the Republic Technology Services Agreement are described in the Company’s Current Report on Form 8-K filed with the SEC on September 20, 2007, and the First Amendment to the Republic Program Agreement, dated December 2, 2008, and the First Amendment to the Republic Technology Services Agreement, dated December 2, 2008, are described in the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2008, and all such descriptions are hereby incorporated by reference.

The Company will seek confidential treatment from the SEC for certain portions of the SBBT Amendments and the Republic Amendments in connection with filing such agreements as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended October 31, 2009.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company anticipates that SBBT and Republic will provide roughly the same proportion of the overall program for financial products in the 2010 tax season as each provided in the 2009 tax season. The Company further anticipates that the amended agreements with the banks, including the Company’s amendments to the MetaBank d/b/a Meta Payment Systems agreements, when coupled with related customer and franchisee program changes, will not materially impact its planned 2010 fiscal year income.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act. Additionally, the submission of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains includes material investor information that is not otherwise publicly available.

Forward-Looking Statements

This Current Report on Form 8-K contains statements, including, without limitation, those statements related to (i) the anticipated proportions to be provided by SBBT and Republic and (ii) the anticipated impact on planned 2010 fiscal year net income, that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because these forward looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied in the forward-looking statements due to a number of factors, including but not limited to: the Company’s ability to execute on its strategic plan and reverse its declining profitability, improve its distribution system or reduce its cost structure; the Company’s ability to successfully attract and retain key personnel; government initiatives that simplify tax return preparation or reduce the need for a third party tax return preparer, improve the timing and efficiency of processing tax returns or decrease the number of tax returns filed; delays in the passage of tax laws and their implementation; the success of the Company’s franchised offices; the Company’s responsibility to third parties, regulators or courts for the acts of, or failures to act by, the Company’s franchisees or their employees; government legislation and regulation of the tax return preparation industry and related financial products, including refund anticipation loans, and the failure by the Company, or the financial institutions which provide financial products to the Company’s customers, to comply with such legal and regulatory requirements; the effectiveness of the Company’s tax return preparation compliance program; increased regulation of tax return preparers; the Company’s exposure to litigation; the failure of the Company’s insurance to cover all the risks associated with its business; the Company’s ability to protect its customers’ personal and financial information; the effectiveness of the Company’s marketing and advertising programs and franchisee support of these programs; disruptions in the Company’s relationships with its franchisees; changes in the Company’s relationships with financial product providers that could reduce the revenues the Company derives from its agreements with these financial institutions as well as affect the Company’s customers’ ability to obtain financial products through its tax return preparation offices; changes in the Company’s relationship with Wal-Mart or other large retailers and shopping malls that could affect the Company’s growth and profitability; the seasonality of the Company’s business and its effect on the Company’s stock price; competition from tax return preparation service providers, volunteer organizations and the government; the Company’s reliance on technology systems and electronic communications to perform the core functions of its business; the Company’s ability to protect its intellectual property rights or defend against any third party allegations of infringement by the Company; the Company’s reliance on cash flow from subsidiaries; the Company’s compliance with credit facility covenants; the Company’s exposure to increases in prevailing market interest rates; the Company’s quarterly results not being indicative of its performance as a result of tax season being relatively short and straddling two quarters; certain provisions that may hinder, delay or prevent third party takeovers; changes in accounting policies or practices and the Company’s ability to maintain an effective system of internal controls; impairment charges related to goodwill; and the effect of market conditions, general conditions in the tax return preparation industry or general economic conditions.

Additional information concerning these and other risks that could impact the Company’s business can be found in the Company’s Annual Report on Form 10- K for the fiscal year ended April 30, 2009, and other public filings with the SEC. Copies are available from the SEC or the Company’s website. The Company assumes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/S/ DANIEL P. O’BRIEN
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: November 24, 2009

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